Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Noble International, Ltd.		Case Number: 09-51720

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51720

Debtor:	Noble International, LTD.

	Current Month	Total Since Filing

Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—

Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—

Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—

Total Direct Costs	—	—

Direct Margin	—	—

Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51720

Debtor:	Noble International, LTD.

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	—	—

Total Indirect Costs	—	—

Total Cost of Sales	—	—

Gross Margin	—	—

SG&A Labor	(329,282)	(895,478)
SG&A Labor Stock Compensation	(17,165)	(42,928)
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	(41,391)	(66,876)
SG&A Labor Health Benefits	(3,465)	(19,609)
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	(120,713)	(175,628)
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(512,017)	(1,200,519)

Bonus Expense	—	—
Depreciation SG&A	(2,958)	(7,380)
Amortization	(4,667)	(11,667)
Research & Development SGA	—	—
Travel SG&A	(9,731)	(14,521)
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	(2,746)	(4,992)
Telephone Expense - Mobile	(1,192)	(3,552)
Office Expense	(33,681)	(86,530)
Training SG&A	—	—
Meals & Entertainment	(733)	(958)
Dues & Subscriptions	—	(465)
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	(37,636)	(48,941)
Corporate Services Corporate	(55,005)	(90,994)

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51720

Debtor:	Noble International, LTD.

	Current Month	Total Since Filing
Corporate Services General	(161)	(5,568)
Directors Expense	(27,000)	(37,000)
Directors Expense - Stock Based	—	—
Professional Fees Legal	(45,000)	(48,682)
Professional Fees Audit/tax	(5,250)	(9,965)
Professional Fees Other	424,694	(170,922)
Business Insurance	(166,705)	(405,512)
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	(13,750)	(34,435)
Plane Lease & Maintenance	(12,112)	(19,338)
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	6,368	(1,001,421)

Total SG&A	(505,649)	(2,201,940)

Net Operating Profit	(505,649)	(2,201,940)

Intercompany Interest	—	1,191,274
Interest Expense	(1,441,946)	(2,490,410)
Amortization Fees	(20,045)	(50,113)
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	30,000
Other Income/Expense	—	(396)

Total Other (Income)/Expense	(1,461,991)	(1,319,644)

Income before Taxes & Minority Interest	(1,967,639)	(3,521,584)

Income Taxes	66,479	(66,479)

Net Income before Minority Interest	(2,034,118)	(3,588,063)

Minority Interest	—	—

Net Income	(2,034,118)	(3,588,063)

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51720

Debtor:	Noble International, LTD.

	Current Month	Prior Month	At Filing
ASSETS

Cash	12,374,032	2,037,658	1,260,476
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	2,484,019	2,643,223	2,450,703
Notes Receivable	—	—	—
Deferred Tax Asset	1,372,705	1,372,705	1,372,705

Total Current Assets	16,230,756	6,053,587	5,083,885

Machinery & Equipment	—	—	—
MIS Computer Equipment	162,173	163,054	163,054
Building	—	—	—
Land	—	—	—
Office Equipment	91,322	141,882	141,882
Auto & Trucks	—	—	—
Leasehold Improvements	3,254	3,254	3,254
Production Equip In Progress	—	—	—
Accumulated Depreciation	(152,536)	(192,684)	(188,263)

Property, Plant & Equipment, Net	104,213	115,507	119,928

Investments	164,124,033	164,124,033	164,124,033
Other Intangible, Net	212,333	217,000	224,000
Credit Agreement Fees, Net	544,628	564,673	594,741
Goodwill, Net	—	—	—
Deposits	97,997	97,997	97,997
Assets Held For Sale	—	—	—

Total Other Assets	164,978,992	165,003,704	165,040,771

Total Assets	181,313,961	171,172,797	170,244,584

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51720

Debtor:	Noble International, LTD.

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	88,116	88,116	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	(9)	1,606	—
Cont Disb Medical - Post Petition	928	(1,991)	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	765,258	730,904	672,085
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	(174,508)	—
Accrued Other	1,174,946	1,836,383	2,421,134
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	4,306,845	3,963,516	3,060,797

Total Current Liabilities	6,336,083	6,444,026	6,154,017

Deferred Tax Liability	(65,446)	(65,446)	(65,446)
Capital Lease	—	—	—
Revolver Pre-Petition	2,897,293	2,897,293	4,203,533
Revolver Post-Petition	18,347,474	2,000,000	—
Term Loan	—	10,871,250	10,871,250
Convertible Sub Debt	86,215,750	86,215,750	86,215,750
Industrial Revenue Bond	—	—	—
Other Debt	14,753,562	14,751,724	14,748,967
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	(83,262,250)	(90,004,641)	(91,406,099)

Total Long Term Liabilities	38,886,384	26,665,931	24,567,955

Total Liabilities	45,222,467	33,109,957	30,721,972

Accumulated Other Comprehensive Income	(128,760)	(174,624)	(243,421)
Common Stock	15,782	15,782	15,782
APIC	223,330,379	223,313,471	223,288,094
Retained Earnings	(87,125,907)	(85,091,789)	(83,537,844)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	136,091,494	138,062,840	139,522,612

Total Liabilities & Stockholders’ Equity	181,313,961	171,172,797	170,244,584

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Noble International. Ltd.
Case No:	09-51720

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance

Income Taxes Withheld:
Federal	$(42,572.29)	$80,333.69	$—	$38,452.18	(690.78)
State	(7,407.58)	14,037.21	—	6,749.82	(120.19)
Local	—	—	—	—	—

FICA Withheld:	(4,218.90)	10,659.56	—	6,513.63	(72.97)

Employers FICA:	(4,218.90)	11,865.56	—	6,513.63	1,133.03

Unemployment Tax:					—
Federal	—	112.00	—	112.00	—
State	—	—	—	1,206.00	(1,206.00)

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$(58,417.67)	$117,008.02	$—	$59,547.26	$(956.91)

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Noble International, Ltd.
Case No:	09-51720

Age in Days:	0 - 30	30 - 60	Over 60

Post-Petition Accounts Payable	$166,491.02	$183.74	$—

Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble International, Ltd.

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51720

		1	2	3	4	5	Total
A	Beginning Balance	2,097,557.88	478,362.14	8,655.79	—	—	2,584,575.81

B	Receipts (Attach separate schedule)	28,760,394.99	618,167.18	8,700.00	3,750.00	—	29,391,012.17

C	Balance Available (A + B)	30,857,952.87	1,096,529.32	17,355.79	3,750.00	—	31,975,587.98

D	Less Disbursements (Attach separate schedule)	(18,480,166.72)	(1,076,288.53)	(13,712.84)	(3,750.00)	—	(19,573,918.09)

E	ENDING BALANCE (C-D)	12,377,786.15	20,240.79	3,642.95	—	—	12,401,669.89

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$(19,573,918.09)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	Comerica Bank

	Account Number	1850689025

2	Depository Name & Location	Comerica Bank

	Account Number	1851020519

3	Depository Name & Location	Comerica Bank

	Account Number	1851020501

4	Depository Name & Location	Comerica Bank

	Account Number	1850622554

5	Depository Name & Location

	Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

MONTHLY CASH STATEMENT

DEBTOR: Noble International, Ltd.

PERIOD ENDING: June 30, 2009

Disbursement Detail:	Case No: 09-51720

Date	Payee	Amount
06/01/09	Preferred Industrial	4,262.50
06/01/09	Sentech Service	4,576.00
06/01/09	Grubb & Elllis	61,381.40
06/02/09	ADP	12,240.37
06/02/09	ADP	148,989.48
06/02/09	ADP	372,025.74
06/04/09	Fidelity	12,738.00
06/04/09	Aerotek	16,812.80
06/05/09	Multifastner Corporation	1,188.00
06/05/09	Daubert Chemical	1,332.42
06/05/09	Suhr Machining	1,725.00
06/05/09	Veolia Environmental	2,740.63
06/05/09	Resistance Welding Machine	4,075.00
06/05/09	Experi-Metal Inc	8,576.00
06/05/09	Challenge Manufacturing	12,134.47
06/05/09	Acemco Automotive	14,225.01
06/05/09	Metals USA	16,745.78
06/05/09	Emhart Teknologies	20,250.00
06/05/09	Magic Steel	21,527.53
06/05/09	NN Metal Stamping	22,497.84
06/05/09	Fabristeel Manufacturing	23,525.18
06/08/09	Thermal Label	458.84
06/08/09	Standard Cooper	1,010.00
06/08/09	Emhart Teknologies	1,579.00
06/08/09	Metals USA	17,997.78
06/08/09	Magic Steel	31,737.99
06/09/09	Mabco	4,850.00
06/09/09	Pro Resources	6,428.42
06/09/09	Challenge Manufacturing	23,153.52
06/09/09	Sentech Service	26,503.71
06/09/09	NN Metal Stamping	34,877.36
06/10/09	Expense Reports	2,586.25
06/10/09	Computershare Inc	4,882.58
06/10/09	Experi-Metal Inc	9,428.00
06/10/09	Computershare Inc	15,991.81
06/10/09	Aerotek	18,374.20
06/10/09	Computershare Inc	25,370.27
06/10/09	Metals USA	35,497.67
06/10/09	ADP	55,768.63
06/10/09	Noble 51, LLC	164,615.58
06/10/09	ADP	256,763.59
06/10/09	Noble 51, LLC	327,231.19
06/10/09	ADP	658,645.04
06/11/09	E&E Manufaturing	665.00
06/11/09	Resistance Welding Machine	2,045.00
06/11/09	ADP	2,383.16
06/11/09	Fabristeel Manufacturing	6,770.22
06/11/09	Resistance Welding Machine	7,945.25
06/11/09	Hascall Steel Co	11,853.32
06/11/09	ADP	15,503.69
06/11/09	ADP	29,945.23
06/11/09	Magic Steel	32,209.34
06/11/09	ADP	190,515.23

MONTHLY CASH STATEMENT

DEBTOR: Noble International, Ltd.

PERIOD ENDING: June 30, 2009

Disbursement Detail:	Case No: 09-51720

Date	Payee	Amount
06/11/09	ADP	281,204.88
06/12/09	Metals USA	1,301.52
06/12/09	Select Staffing	1,530.98
06/12/09	Resistance Welding Machine	2,960.00
06/12/09	Fidelity	14,513.48
06/12/09	MI Conference of Teamsters	240,542.10
06/15/09	Kentwood Packaging	360.00
06/15/09	Advanced Technology	539.00
06/15/09	Ryerson	1,153.92
06/15/09	Duesenburg	2,005.00
06/15/09	Acemco Automotive	13,349.81
06/15/09	Jaffee Raitt	29,884.80
06/15/09	Challenge Manufacturing	32,360.51
06/15/09	Magic Steel	36,941.30
06/15/09	Emhart Teknologies	42,750.00
06/16/09	Thermal Label	291.13
06/16/09	Resistance Welding Machine	1,800.00
06/16/09	American Express	3,191.28
06/16/09	Ryerson	6,829.86
06/16/09	Pro Resources	11,874.64
06/16/09	NN Metal Stamping	12,846.45
06/16/09	Sentech Service	22,220.46
06/16/09	Challenge Manufacturing	78,850.06
06/17/09	CDW Direct	267.99
06/17/09	Challenge Manufacturing	10,713.10
06/17/09	ADP	11,077.16
06/17/09	Acemco Automotive	16,236.94
06/17/09	Aerotek	18,522.20
06/17/09	ADP	186,691.97
06/17/09	ADP	393,535.45
06/18/09	MST Steel	594.90
06/18/09	Metals USA	2,006.46
06/18/09	Fronius USA LLC	6,710.00
06/18/09	Acemco Automotive	16,407.80
06/19/09	Preferred Industrial	2,825.00
06/19/09	Mabco	3,150.00
06/19/09	Fabristeel Manufacturing	5,382.79
06/19/09	Magic Steel	7,854.68
06/22/09	Select Staffing	1,613.18
06/22/09	Sentech Service	12,428.00
06/22/09	Fidelity	12,718.46
06/22/09	Noble Intentions, LLC	12,000,000.00
06/23/09	Richard McCracken	3,632.67
06/23/09	Sentech Service	297.00
06/23/09	Experi-Metal Inc	8,102.00
06/23/09	Pro Resources	9,685.60
06/23/09	Aerotek	13,845.40
06/23/09	Harrington Draggich	81,404.00
06/24/09	Daubert Chemical	666.21
06/24/09	ADP	609,599.41
06/25/09	Resistance Welding Machine	480.00
06/25/09	ADP	2,512.25
06/25/09	ADP	14,552.78

MONTHLY CASH STATEMENT

DEBTOR: Noble International, Ltd.

PERIOD ENDING: June 30, 2009

Disbursement Detail:	Case No: 09-51720

Date	Payee	Amount
06/25/09	ADP	270,109.06
06/26/09	Magic Steel	1,918.57
06/26/09	Experi-Metal Inc	8,880.00
06/29/09	Select Staffing	1,243.28
06/30/09	Aerotek	947.20
06/30/09	PGK Engineering	2,128.00
06/30/09	Delta Industrial	2,900.00
06/30/09	Chubb & Son	7,500.00
06/30/09	ADP	11,596.79
06/30/09	ADP	234,470.52
06/30/09	ADP	563,107.93

	ADP	18,204,771.95

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING:                 June 30, 2009

Debtor:	Noble International, Ltd.
Case No:	09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: David J. Fallon	Capacity:		Shareholder
		X	Officer
Director
Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period

Current Compensation Paid:					$1,346.10

Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits

Total Benefits	$—		$—		$—

Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)					$33,653.85
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$33,653.85

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$34,999.95

Dated:
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING:                 June 30, 2009

Debtor:	Noble International, Ltd.
Case No:	09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Jay Hansen	Capacity:		Shareholder
		X	Officer
Director
Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period

Current Compensation Paid:					$14,000.00

Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits

Total Benefits	$—		$—		$—

Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$14,000.00

Dated:
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING:                 June 30, 2009

Debtor:	Noble International, Ltd.
Case No:	09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Scott A. Kehoe	Capacity:		Shareholder
		X	Officer
Director
Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period

Current Compensation Paid:					$8,333.33

Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$375.00

Total Benefits	$—		$—		$375.00

Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)					$19,230.77
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$19,230.77

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$27,939.10

Dated:
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING:                 June 30, 2009

Debtor:	Noble International, Ltd.
Case No:	09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Richard McCracken	Capacity:		Shareholder
		X	Officer
Director
Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period

Current Compensation Paid:					$33,333.34

Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits

Total Benefits	$—		$—		$—

Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$33,333.34

Dated:
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING:                 June 30, 2009

Debtor:	Noble International, Ltd.
Case No:	09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Sandra A. Murphree	Capacity:		Shareholder
		X	Officer
Director
Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period

Current Compensation Paid:					$20,000.00

Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$750.00

Total Benefits	$—		$—		$750.00

Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)					$13,846.15
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$13,846.15

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$34,596.15

Dated:
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING:                 June 30, 2009

Debtor:	Noble International, Ltd.
Case No:	09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: John D. Nechiporchik	Capacity:		Shareholder
		X	Officer
Director
Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period

Current Compensation Paid:					$25,000.96

Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$800.00

Total Benefits	$—		$—		$800.00

Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)					$18,419.72
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$18,419.72

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$44,220.68

Dated:
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING:                 June 30, 2009

Debtor:	Noble International, Ltd.
Case No:	09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Craig S. Parsons	Capacity:		Shareholder
		X	Officer
Director
Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period

Current Compensation Paid:					$27,083.34

Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$3,000.00

Total Benefits	$—		$—		$3,000.00

Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)					$20,688.22
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$20,688.22

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$50,771.56

Dated:
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING:                 June 30, 2009

Debtor:	Noble International, Ltd.
Case No:	09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Andrew J. Tavi	Capacity:		Shareholder
		X	Officer
Director
Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period

Current Compensation Paid:					$1,538.40

Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits

Total Benefits	$—		$—		$—

Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)					$38,461.54
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$38,461.54

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$39,999.94

Dated:
Principal, Officer, Director, or Insider

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Noble International, Ltd.
Case No:	09-51720

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Noble Advanced Technologies, Inc.		Case Number: 09-51730

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51730

Debtor:	Noble Advanced Technologies, Inc.

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	(4,846)
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	(4,846)

Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—

Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	5,893	5,893
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	5,893	5,893

Total Direct Costs	5,893	5,893

Direct Margin	5,893	1,047
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51730

Debtor:	Noble Advanced Technologies, Inc.

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	—	—

Total Indirect Costs	—	—

Total Cost of Sales	5,893	5,893

Gross Margin	5,893	1,047

SG&A Labor	(43,146)	(53,658)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	(14,750)	(15,775)
SG&A Labor Health Benefits	(3,937)	(3,623)
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(61,834)	(73,056)

Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	(6,258)	(9,387)
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	(918)	(918)
Office Expense	—	(190)
Training SG&A	60	60
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals - Sandwiches visitors	—	—
Meals - Meal cheques	—	—
Meals - Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51730

Debtor:	Noble Advanced Technologies, Inc.

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	(216)	(2,194)
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(7,332)	(12,630)

Total SG&A	(69,166)	(85,686)

Net Operating Profit	(63,273)	(84,639)

Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—

Income before Taxes & Minority Interest	(63,273)	(84,639)

Income Taxes	—	—

Net Income before Minority Interest	(63,273)	(84,639)

Minority Interest	—	—

Net Income	(63,273)	(84,639)

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51730

Debtor:	Noble Advanced Technologies, Inc.

	Current Month	Prior Month	At Filing
ASSETS

Cash	—	—	—
Accounts Receivable	200,314	200,314	205,160
Allowance For Bad Debt	(102,580)	(102,580)	(102,580)
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	(4,378)	—	—
Prepaid Expenses	281,765	281,765	249,587
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	375,120	379,498	352,167

Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—

Investments	—	—	—
Other Intangible, Net	983,309	989,567	992,696
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	983,309	989,567	992,696

Total Assets	1,358,429	1,369,065	1,344,863

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51730

Debtor:	Noble Advanced Technologies, Inc.

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	16,424	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	10,331	10,331
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	63,871	65,488	36,587
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	212	212	(1,558)
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	80,506	76,030	45,360

Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	7,976,873	7,928,711	7,913,814

Total Long Term Liabilities	7,976,873	7,928,711	7,913,814

Total Liabilities	8,057,379	8,004,742	7,959,174

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(6,698,950)	(6,635,677)	(6,614,311)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(6,698,950)	(6,635,677)	(6,614,311)

Total Liabilities & Stockholders’ Equity	1,358,429	1,369,065	1,344,863

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Noble Advanced Technologies, Inc.
Case No:	09-51730

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance
Income Taxes Withheld:
Federal	$1,257.37	$2,978.77	$—	$(14.02)	4,250.16
State	448.80	512.42	—	(8.32)	969.54
Local	—	—	—	—	—

FICA Withheld:	1,193.22	425.61	—	(3.05)	1,621.88

Employers FICA:	1,193.22	415.29	—	(3.05)	1,611.56

Unemployment Tax:					—
Federal	—	(1.53)	—	(1.53)	—
State	—	—	—	(10.32)	10.32

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$4,092.61	$4,330.56	$—	$(40.29)	$8,463.46

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Noble Advanced Technologies, Inc
Case No:	09-51730

Age in Days:	0 - 30	30 - 60	Over 60

Post-Petition Accounts Payable	$—	$—	$—

Accounts Receivable	$—	$—	$200,313.54

MONTHLY CASH STATEMENT

DEBTOR: Noble Advanced Technologies, Inc.

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51730

		1	2	3	4	5	Total

A	Beginning Balance	—				—	—

B	Receipts (Attach separate schedule)	12,800.00					12,800.00

C	Balance Available (A + B)	12,800.00	—	—	—	—	12,800.00

D	Less Disbursements (Attach separate schedule)	(12,791.08)				—	(12,791.08)

E	ENDING BALANCE (C - D)	8.92	—	—	—	—	8.92

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$(12,791.08)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	Comerica Bank

	Account Number	181349827

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING:                 June 30, 2009

Debtor:	Noble Advanced Technologies, Inc.
Case No:	09-51730

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Tad V. Machrowicz	Capacity:		Shareholder
		X	Officer
Director
Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period

Current Compensation Paid:					$798.08

Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits

Total Benefits	$—		$—		$—

Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)					$11,971.15
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$11,971.15

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$12,769.23

Dated:
Principal, Officer, Director, or Insider

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Noble Advanced Technologies, Inc.
Case No:	09-51730

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Noble Land Holdings, Inc.		Case Number: 09-51732

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51732

Debtor:	Noble Land Holdings, Inc.

	Current Month	Total Since Filing

Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—

Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—

Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—

Total Direct Costs	—	—

Direct Margin	—	—

Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51732

Debtor:	Noble Land Holdings, Inc.

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	—	—

Total Indirect Costs	—	—

Total Cost of Sales	—	—

Gross Margin	—	—

SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—

Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense – Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51732

Debtor:	Noble Land Holdings, Inc.

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense – Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—

Total SG&A	—	—

Net Operating Profit	—	—

Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—

Income before Taxes & Minority Interest	—	—

Income Taxes	—	—

Net Income before Minority Interest	—	—

Minority Interest	—	—

Net Income	—	—

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51732

Debtor:	Noble Land Holdings, Inc.

	Current Month	Prior Month	At Filing
ASSETS

Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—

Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—

Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51732

Debtor:	Noble Land Holdings, Inc.

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—

Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	(245,271)	(245,271)	(245,271)

Total Long Term Liabilities	(245,271)	(245,271)	(245,271)

Total Liabilities	(245,271)	(245,271)	(245,271)

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	245,271	245,271	245,271
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	245,271	245,271	245,271

Total Liabilities & Stockholders’ Equity	—	—	—

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Noble Land Holdings, Inc.
Case No:	09-51732

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance

Income Taxes Withheld:
Federal	$—	$—	$—	$—	—
State	—	—	—	—	—
Local	—	—	—	—	—

FICA Withheld:	—	—	—	—	—

Employers FICA:	—	—	—	—	—

Unemployment Tax:					—
Federal	—	—	—	—	—
State	—	—	—	—	—

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Noble Land Holdings, Inc.
Case No:	09-51732

Age in Days:	0 - 30	30 - 60	Over 60

Post-Petition Accounts Payable	$—	$—	$—

Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble Land Holdings, Inc.

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51732

		1		2	3	4	5	Total
A	Beginning Balance						—	—

B	Receipts (Attach separate schedule)							—

C	Balance Available (A + B)		—	—	—	—	—	—

D	Less Disbursements (Attach separate schedule)						—	—

E	ENDING BALANCE (C - D)		—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

$

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location

Account Number

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Noble Land Holdings, Inc.
Case No:	09-51732

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Noble Manufacturing Group, Inc.		Case Number: 09-51734

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51734

Debtor:	Noble Manufacturing Group, Inc.

	Current Month	Total Since Filing

Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—

Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—

Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—

Total Direct Costs	—	—

Direct Margin	—	—

Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51734

Debtor:	Noble Manufacturing Group, Inc.

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	—	—

Total Indirect Costs	—	—

Total Cost of Sales	—	—

Gross Margin	—	—

SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—

Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense – Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51734

Debtor:	Noble Manufacturing Group, Inc.

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense – Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—

Total SG&A	—	—

Net Operating Profit	—	—

Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocaton Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—

Income before Taxes & Minority Interest	—	—

Income Taxes	—	—

Net Income before Minority Interest	—	—

Minority Interest	—	—

Net Income	—	—

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51734

Debtor:	Noble Manufacturing Group, Inc.

	Current Month	Prior Month	At Filing
ASSETS

Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—

Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—

Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51734

Debtor:	Noble Manufacturing Group, Inc.

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—

Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	—	—	—

Total Long Term Liabilities	—	—	—

Total Liabilities	—	—	—

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	—	—	—
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	—	—	—

Total Liabilities & Stockholders’ Equity	—	—	—

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Noble Manufacturing Group, Inc.
Case No:	09-51734

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance

Income Taxes Withheld:
Federal	$—	$—	$—	$—	—
State	—	—	—	—	—
Local	—	—	—	—	—

FICA Withheld:	—	—	—	—	—

Employers FICA:	—	—	—	—	—

Unemployment Tax:					—
Federal	—	—	—	—	—
State	—	—	—	—	—

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Noble Manufacturing Group, Inc.
Case No:	09-51734

Age in Days:	0 - 30	30 - 60	Over 60

Post-Petition Accounts Payable	$—	$—	$—

Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble Manufacturing Group, Inc.

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51734

		1	2	3	4	5	Total
A	Beginning Balance					—	—

B	Receipts (Attach separate schedule)						—

C	Balance Available (A + B)	—	—	—	—	—	—

D	Less Disbursements (Attach separate schedule)					—	—

E	ENDING BALANCE (C - D)	—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

$—

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location

Account Number

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Noble Manufacturing Group, Inc
Case No:	09-51734

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Noble Metal Processing Indiana, Inc.		Case Number: 09-51738

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51735

Debtor:	Noble Metal Processing - Kentucky, G.P.

	Current Month	Total Since Filing
Welding Sales	17,466	191,024
Blanking	31,548	85,259
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	5,385	69,490
Packaging	219	3,283
Scrap Sales	1,068	10,671
Dimpling Oiling Other Sales	2,041	3,364
Spot Weld Sales	—	5,811
Prototype Sales	—	—
Die Sales	—	113,986
Scrap Income	12,792	38,422
Sales Returns & Allowance	1	5
Contract Manufacturing Sales	—	—
Other Sales	—	19,138
Task Sales	—	—
Steel Sales	71,289	1,421,174

Total Sales	141,810	1,961,627

Direct Labor	—	(146,305)
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	(12,373)
Direct Labor Health Benefits	—	(47,840)
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	(206,518)

Outside Blanking	(5,269)	(8,532)
Outside Contract Manufacturing	—	—
Outside Other	(1,558)	(12,613)
Material Consumption Owned	—	(60,963)
Material Consumption Consigned	—	—
Unreported Material Consumption	—	(3,326)
Physical Inventory Variance	—	(5,175)
Heat, Light & Power	9,057	(42,013)
Freight OEM	—	(12,333)
Freight Other	—	(545)
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	(113,986)
Other Sales Cost	—	—
Steel Cost	(23,353)	(1,408,970)

Total Other Direct Costs	(21,124)	(1,668,457)

Total Direct Costs	(21,124)	(1,874,975)

Direct Margin	120,686	86,653

Indirect Labor Salary	(6,126)	(81,641)
Indirect Labor Overtime	—	(227)
Indirect Labor Hourly	—	(105,582)
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(469)	(13,496)
Indirect Labor Health Benefits	—	(21,389)
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	(6,594)	(222,335)

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51735

Debtor:	Noble Metal Processing - Kentucky, G.P.

	Current Month	Total Since Filing
Depreciation	(158,619)	(404,836)
Building Rent Expense	(74,024)	(185,060)
Repairs & Maintenance	—	(2,599)
Building Grounds Maintenance	(1,181)	(3,967)
Shop Supplies	—	(472)
Equipment Rental Expense	(403)	(6,607)
Equipment Rental Intercompany	—	(20,700)
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	(10,450)	(26,125)
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	(156)
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	(2,824)	(22,018)
Material Variance	—	(15,295)
Burden Variance	(5,803)	(59,285)

Total Other Indirect Costs	(253,304)	(747,120)

Total Indirect Costs	(259,899)	(969,454)

Total Cost of Sales	(281,022)	(2,844,429)

Gross Margin	(139,212)	(882,802)

SG&A Labor	(11,704)	(57,594)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	(5,876)	(5,876)
SG&A Labor Payroll Taxes	(896)	(4,122)
SG&A Labor Health Benefits	—	(3,997)
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(18,476)	(71,589)

Bonus Expense	—	—
Depreciation SG&A	(5,750)	(14,376)
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	(41)	(41)
Safety & Security	—	(180)
Computer Supplies	—	—
Telephone Expense	(11)	(5,799)
Telephone Expense - Mobile	(1,028)	(1,028)
Office Expense	(183)	(411)
Training SG&A	—	6,213
Meals & Entertainment	—	—
Dues & Subscriptions	—	(144)
Employee Relations	—	25,000
Internal Meals	—	(289)
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51735

Debtor:	Noble Metal Processing - Kentucky, G.P.

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	(1,518)	(12,850)
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(8,532)	(3,906)

Total SG&A	(27,008)	(75,495)

Net Operating Profit	(166,220)	(958,296)

Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	(29,936)
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	(29,936)

Income before Taxes & Minority Interest	(166,220)	(988,232)

Income Taxes	—	—

Net Income before Minority Interest	(166,220)	(988,232)

Minority Interest	—	—

Net Income	(166,220)	(988,232)

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51735

Debtor:	Noble Metal Processing - Kentucky, G.P.

	Current Month	Prior Month	At Filing
ASSETS

Cash	487	487	1,260,476
Accounts Receivable	1,280,122	1,293,378	—
Allowance For Bad Debt	(3,482)	(3,482)	—
Inventory	165,680	202,930	—
Inventory Dies	2,570	2,570	—
Inventory Prototype	—	—	—
Prepaid Expenses	14,515	264,902	2,450,703
Notes Receivable	—	—	—
Deferred Tax Asset	175	175	1,372,705

Total Current Assets	1,460,068	1,760,960	5,083,885

Machinery & Equipment	16,626,774	16,626,774	—
MIS Computer Equipment	166,284	166,284	163,054
Building	—	—	—
Land	—	—	—
Office Equipment	423,108	423,108	141,882
Auto & Trucks	—	—	—
Leasehold Improvements	69,080	69,080	3,254
Production Equip In Progress	411,976	411,976	—
Accumulated Depreciation	(11,424,200)	(11,259,831)	(188,263)

Property, Plant & Equipment, Net	6,273,021	6,437,390	119,928

Investments	—	—	164,124,033
Other Intangible, Net	—	—	224,000
Credit Agreement Fees, Net	—	—	594,741
Goodwill, Net	—	—	—
Deposits	46,921	46,921	97,997
Assets Held For Sale	—	—	—

Total Other Assets	46,921	46,921	165,040,771

Total Assets	7,780,010	8,245,272	170,244,584

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51735

Debtor:	Noble Metal Processing - Kentucky, G.P.

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	79,825	79,802	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	(12,563)	12,595	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	(30,648)	(281,035)	—
Cont Disb Payroll	127,628	143,882	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	672,799	644,357	672,085
A/P Manual - Pre Petition	(12,563)	12,595	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	2,755	1,351	—
Accrued Other	105,255	94,805	2,421,134
Accrued Scrap	—	—	—
Accrued Taxes	1,648	1,648	—
Accrued Interest	—	—	3,060,797

Total Current Liabilities	946,700	697,406	6,154,017

Deferred Tax Liability	672	672	(65,446)
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	4,203,533
Revolver Post-Petition	—	—	—
Term Loan	—	—	10,871,250
Convertible Sub Debt	—	—	86,215,750
Industrial Revenue Bond	—	—	—
Other Debt	—	—	14,748,967
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	4,710,396	5,258,730	(91,406,099)

Total Long Term Liabilities	4,711,068	5,259,402	24,567,955

Total Liabilities	5,657,767	5,956,808	30,721,972

Accumulated Other Comprehensive Income	—	—	(243,421)
Common Stock	—	—	15,782
APIC	—	—	223,288,094
Retained Earnings	2,122,243	2,288,463	(83,537,844)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	2,122,243	2,288,463	139,522,612

Total Liabilities & Stockholders’ Equity	7,780,010	8,245,272	170,244,584

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Noble Metal Processing - Kentucky, G.P.
Case No:	09-51735

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance

Income Taxes Withheld:
Federal	$12,543.87	$1,095.55	$—	$1,165.48	12,473.94
State	6,661.97	492.99	—	549.60	6,605.36
Local	2,203.70	147.90	—	164.48	2,187.12

FICA Withheld:	10,427.33	754.41	—	838.99	10,342.75

Employers FICA:	10,427.33	754.41	—	838.99	10,342.75

Unemployment Tax:					—
Federal	443.87	—	—	—	443.87
State	1,987.94	—	—	16,151.79	(14,163.85)

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$44,696.01	$3,245.26	$—	$19,709.33	$28,231.94

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Noble Metal Processing - Kentucky, G.P.
Case No:	09-51735

Age in Days:	0 - 30	30 - 60	Over 60

Post-Petition Accounts Payable	$82,818.91	$—	$—

Accounts Receivable	$381,607.40	$403,631.58	$494,883.03

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - Kentucky, G.P.

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51735

		1	2	3	4	5	Total

A	Beginning Balance	15,019.70	—	—		—	15,019.70

B	Receipts (Attach separate schedule)	70,700.00	—	—			70,700.00

C	Balance Available (A + B)	85,719.70	—	—	—	—	85,719.70

D	Less Disbursements (Attach separate schedule)	(66,505.09)	—	—		—	(66,505.09)

E	ENDING BALANCE (C - D)	19,214.61	—	—	—	—	19,214.61

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$(66,505.09)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	Comerica Bank

	Account Number	1851350635

2	Depository Name & Location	Comerica Bank

	Account Number	181279933

3	Depository Name & Location	Comerica Bank

	Account Number	1850943240

4	Depository Name & Location

	Account Number

5	Depository Name & Location

	Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Noble Metal Processing - Kentucky, G.P.
Case No:	09-51735

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Noble Metal Processing, Inc.		Case Number: 09-51737

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51737

Debtor:	Noble Metal Processing, Inc.

	Current Month	Total Since Filing
Welding Sales	17,609	183,925
Blanking	22,787	250,585
Blanking Direct	—	—
Roll Forming Sales	1,349,994	3,112,557
Transportation	—	16,942
Packaging	3,468	10,297
Scrap Sales	—	15,831
Dimpling Oiling Other Sales	—	1,764
Spot Weld Sales	—	1,503
Prototype Sales	—	165,540
Die Sales	—	207,165
Scrap Income	2,173	33,118
Sales Returns & Allowance	(1)	(146)
Contract Manufacturing Sales	—	—
Other Sales	92,950	92,950
Task Sales	—	—
Steel Sales	716,334	2,435,340

Total Sales	2,205,314	6,527,371

Direct Labor	(322,873)	(890,839)
Direct Labor Overtime	(56,886)	(200,016)
Direct Contract Labor	(117,417)	(205,089)
Direct Labor Payroll Taxes	(44,931)	(143,061)
Direct Labor Health Benefits	6,104	(131,341)
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	(536,003)	(1,570,345)

Outside Blanking	(13,142)	(119,231)
Outside Contract Manufacturing	—	—
Outside Other	(4,788)	(14,363)
Material Consumption Owned	(91,728)	(141,041)
Material Consumption Consigned	—	—
Unreported Material Consumption	29,575	34,679
Physical Inventory Variance	(41,815)	(60,957)
Heat, Light & Power	(71,952)	(161,645)
Freight OEM	(39)	(12,490)
Freight Other	(9,867)	(40,778)
Gas	—	—
Shipping Material	—	(1,818)
Prototype Costs	—	(6)
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	(711,846)	(2,368,593)

Total Other Direct Costs	(915,602)	(2,886,243)

Total Direct Costs	(1,451,605)	(4,456,589)

Direct Margin	753,709	2,070,782

Indirect Labor Salary	(268,409)	(930,056)
Indirect Labor Overtime	(35,610)	(94,762)
Indirect Labor Hourly	(150,093)	(454,360)
Indirect Labor Contract	(4,660)	(12,798)
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(44,821)	(154,406)
Indirect Labor Health Benefits	—	(90,369)
Indirect Labor Retirement Plan	—	(2,667)
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	(503,593)	(1,739,418)

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51737

Debtor:	Noble Metal Processing, Inc.

	Current Month	Total Since Filing
Depreciation	(465,779)	(1,184,476)
Building Rent Expense	(247,282)	(658,465)
Repairs & Maintenance	(50,936)	(79,509)
Building Grounds Maintenance	(50,743)	(117,871)
Shop Supplies	(73,250)	(127,197)
Equipment Rental Expense	(48,733)	(121,077)
Equipment Rental Intercompany	—	(13,917)
Equipment Rental Income	44,333	110,833
Insurance	—	263
Travel Indirect	(5,818)	(12,228)
Property Tax	(4,270)	(9,738)
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	114,052	114,350
Production Task	—	—
Labor Variance	(36,044)	(13,172)
Material Variance	48,005	221,058
Burden Variance	(34,930)	(65,823)

Total Other Indirect Costs	(811,394)	(1,956,969)

Total Indirect Costs	(1,314,986)	(3,696,387)

Total Cost of Sales	(2,766,591)	(8,152,976)

Gross Margin	(561,277)	(1,625,604)

SG&A Labor	(109,032)	(692,456)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	(3,745)	(37,363)
SG&A Labor Payroll Taxes	(16,461)	(78,891)
SG&A Labor Health Benefits	—	(46,092)
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(129,238)	(854,802)

Bonus Expense	(385,174)	(1,025,491)
Depreciation SG&A	(20,019)	(91,867)
Amortization	—	—
Research & Development SGA	—	(20,871)
Travel SG&A	(596)	(1,874)
Safety & Security	(144)	(144)
Computer Supplies	(24,057)	(67,214)
Telephone Expense	(9,613)	(26,431)
Telephone Expense—Mobile	(1,481)	(17,071)
Office Expense	(22,412)	(50,586)
Training SG&A	(13,996)	(13,996)
Meals & Entertainment	(446)	(553)
Dues & Subscriptions	(2,508)	(7,524)
Employee Relations	(9,180)	(10,976)
Internal Meals	—	(33)
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	(4,730)	(4,207)
Corporate Services Corporate	(90,164)	(644,804)

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51737

Debtor:	Noble Metal Processing, Inc.

	Current Month	Total Since Filing
Corporate Services General	(70)	29,931
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	24	30
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	(2,637)	(8,394)
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	(2,289)
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(587,202)	(1,964,364)

Total SG&A	(716,440)	(2,819,166)

Net Operating Profit	(1,277,717)	(4,444,770)

Intercompany Interest	—	(601,213)
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	1,226
Interest Income	—	—
Royalty Income/Expense	—	222,740
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	44,384
Group Allocation SG&A	—	423,059
Other Income/Expense	3,936	11,808

Total Other (Income)/Expense	3,936	102,004

Income before Taxes & Minority Interest	(1,273,781)	(4,342,766)

Income Taxes	—	(10,313)

Net Income before Minority Interest	(1,273,781)	(4,353,079)

Minority Interest	—	—

Net Income	(1,273,781)	(4,353,079)

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51737

Debtor:	Noble Metal Processing, Inc.

	Current Month	Prior Month	At Filing
ASSETS

Cash	2,765,642	927,299	380,872
Accounts Receivable	3,781,016	2,928,196	5,750,136
Allowance For Bad Debt	(161,965)	(161,965)	(161,965)
Inventory	4,103,357	4,741,173	5,854,053
Inventory Dies	734,787	734,787	956,474
Inventory Prototype	23,387	23,387	13,872
Prepaid Expenses	1,802,144	1,542,868	1,751,302
Notes Receivable	—	—	—
Deferred Tax Asset	161	161	161

Total Current Assets	13,048,528	10,735,906	14,544,905

Machinery & Equipment	55,336,848	55,693,986	53,293,109
MIS Computer Equipment	2,522,753	2,522,753	2,515,974
Building	—	—	—
Land	—	—	—
Office Equipment	1,446,077	1,481,934	1,481,934
Auto & Trucks	—	—	—
Leasehold Improvements	1,783,478	1,783,478	1,783,478
Production Equip In Progress	15,900	15,900	2,428,981
Accumulated Depreciation	(44,234,246)	(43,915,545)	(43,125,001)

Property, Plant & Equipment, Net	16,870,810	17,582,506	18,378,474

Investments	12,313,479	12,313,479	12,313,479
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	36,832	36,832	447,140
Assets Held For Sale	—	—	—

Total Other Assets	12,350,312	12,350,312	12,760,620

Total Assets	42,269,649	40,668,724	45,683,999

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51737

Debtor:	Noble Metal Processing, Inc.

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	207,346	197,653	—
Cont Disb Payroll - Post Petition	(511,505)	(627,661)	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	2,097,944	2,577,593	2,713,215
A/P Manual - Post Petition	8,613	38,296	—
A/P System - Post Petition	28,373	48,930	535
Cont Disb General	—	—	—
Cont Disb Payroll	200,788	370,360	(411,922)
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	6,147,208	5,755,912	13,019,129
A/P Manual - Pre Petition	2,097,944	2,577,593	2,713,215
A/P System - Pre Petition	(5,541)	(5,541)	672,283
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	1,517,299	1,350,891	1,029,937
Accrued Other	560,764	539,704	19,790
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	10,251,290	10,246,138	17,042,967

Deferred Tax Liability	(828)	(828)	(828)
Capital Lease	—	—	—
Revolver Pre-Petition	6,000,000	6,000,000	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	426,960	430,896	439,861
Intercompany Line Of Credit	(106,167,478)	(94,575,940)	(82,811,276)
Intercompany Non Cash	66,124,136	51,659,107	41,024,626

Total Long Term Liabilities	(33,617,210)	(36,486,764)	(41,347,617)

Total Liabilities	(23,365,920)	(26,240,627)	(24,304,650)

Accumulated Other Comprehensive Income	(765,938)	(765,938)	(765,938)
Common Stock	1,000	1,000	1,000
APIC	—	—	—
Retained Earnings	66,400,508	67,674,289	70,753,587
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	65,635,570	66,909,351	69,988,649

Total Liabilities & Stockholders’ Equity	42,269,649	40,668,724	45,683,999

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Noble Metal Processing, Inc
Case No:	09-51737

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance

Income Taxes Withheld:
Federal	$102,705.37	$186,276.46	$—	$166,905.41	122,076.42
State	40,640.22	48,546.42	—	47,797.68	41,388.96
Local	6,617.03	8,769.70	—	10,199.02	5,187.71

FICA Withheld:	87,630.20	96,827.68	—	99,429.36	85,028.52

Employers FICA:	87,630.20	102,993.09	—	99,429.36	91,193.93

Unemployment Tax:					—
Federal	842.50	221.75	—	223.36	840.89
State	16,767.21	—	—	6,267.95	10,499.26

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$342,832.73	$443,635.10	$—	$430,252.14	$356,215.69

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Noble Metal Processing, Inc
Case No:	09-51737

Age in Days:	0 - 30	30 - 60	Over 60

Post-Petition Accounts Payable	$329,503.94	$275.22	$216,969.37

Accounts Receivable	$1,630,389.29	$1,995,686.46	$860,648.96

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing, Inc.

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51737

		1	2	3	4	5	Total
A	Beginning Balance	—	45,003.54	920,666.13	—	6,089.04	971,758.71

B	Receipts (Attach separate schedule)	463,039.96	412,900.00	289,450.11	1,394.72	65,200.00	1,231,984.79

C	Balance Available (A + B)	463,039.96	457,903.54	1,210,116.24	1,394.72	71,289.04	2,203,743.50

D	Less Disbursements (Attach separate schedule)	(349,842.57)	(427,933.26)	(1,130,813.34)	(1,202.48)	(67,735.99)	(1,977,527.64)

E	ENDING BALANCE (C - D)	113,197.39	29,970.28	79,302.90	192.24	3,553.05	226,215.86

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$(495,669.25)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	Comerica Bank

	Account Number	1852505674

2	Depository Name & Location	Comerica Bank

	Account Number	1851350668

3	Depository Name & Location	Comerica Bank

	Account Number	1850884261

4	Depository Name & Location	Comerica Bank

	Account Number	1850845775

5	Depository Name & Location	Comerica Bank

	Account Number	1852383205

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING:                 June 30, 2009

Debtor:	Noble Metal Processing, Inc
Case No:	09-51737

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Jim A. Degen	Capacity:		Shareholder
		X	Officer
Director
Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period

Current Compensation Paid:					$15,420.46

Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$692.30

Total Benefits	$—		$—		$692.30

Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)					$12,686.26
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$12,686.26

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$28,799.02

Dated:
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING:                 June 30, 2009

Debtor:	Noble Metal Processing, Inc
Case No:	09-51737

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Chad Raynes	Capacity:		Shareholder
		X	Officer
Director
Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period

Current Compensation Paid:					$692.31

Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$346.15

Total Benefits	$—		$—		$346.15

Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)					$10,384.62
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$10,384.62

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$11,423.08

Dated:
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING:                 June 30, 2009

Debtor:	Noble Metal Processing, Inc
Case No:	09-51737

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Jon R. Smith	Capacity:		Shareholder
		X	Officer
Director
Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period

Current Compensation Paid:					$11,207.40

Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$692.30

Total Benefits	$—		$—		$692.30

Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)					$9,682.02
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$9,682.02

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$21,581.72

Dated:
Principal, Officer, Director, or Insider

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Noble Metal Processing, Inc.
Case No:	09-51737

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Noble Metal Processing Indiana, Inc.		Case Number: 09-51738

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51738

Debtor:	Noble Metal Processing - Indiana, Inc.

	Current Month	Total Since Filing

Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	2,020,706	4,638,564
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	50,695
Die Sales	—	—
Scrap Income	27,718	63,045
Sales Returns & Allowance	0	4,274
Contract Manufacturing Sales	—	—
Other Sales	28,388	100,619
Task Sales	—	—
Steel Sales	5,043,347	9,995,910

Total Sales	7,120,160	14,853,107

Direct Labor	(214,103)	(607,112)
Direct Labor Overtime	(96,082)	(262,564)
Direct Contract Labor	(27,989)	(27,989)
Direct Labor Payroll Taxes	(36,252)	(82,998)
Direct Labor Health Benefits	—	(95,104)
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	(4,000)	(10,000)
Direct Labor Gainsharing	(20,000)	(49,000)

Total Direct Labor	(398,426)	(1,134,767)

Outside Blanking	(87,483)	(137,496)
Outside Contract Manufacturing	—	—
Outside Other	(740)	1,676
Material Consumption Owned	(65,276)	(119,787)
Material Consumption Consigned	—	—
Unreported Material Consumption	1,491	1,993
Physical Inventory Variance	(92,731)	(93,721)
Heat, Light & Power	(59,534)	(125,813)
Freight OEM	—	—
Freight Other	(33,055)	(88,423)
Gas	(16,640)	(43,604)
Shipping Material	(11,302)	(24,703)
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	(4,881,367)	(9,583,845)

Total Other Direct Costs	(5,246,636)	(10,213,721)

Total Direct Costs	(5,645,062)	(11,348,488)

Direct Margin	1,475,098	3,504,619

Indirect Labor Salary	(74,131)	(188,473)
Indirect Labor Overtime	(30,271)	(78,032)
Indirect Labor Hourly	(102,387)	(273,937)
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(21,055)	(43,201)
Indirect Labor Health Benefits	(1,478)	(23,082)
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	(2,000)	(5,000)
Indirect Labor Gainsharing	(6,000)	(16,500)

Total Indirect Labor	(237,321)	(628,225)

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51738

Debtor:	Noble Metal Processing - Indiana, Inc.

	Current Month	Total Since Filing
Depreciation	(204,520)	(511,299)
Building Rent Expense	(87,157)	(218,599)
Repairs & Maintenance	(24,376)	(53,574)
Building Grounds Maintenance	(9,111)	(27,751)
Shop Supplies	(18,689)	(44,835)
Equipment Rental Expense	(20,592)	(50,605)
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	(19,311)	(48,278)
Pre Employment Expense	(223)	(475)
Training Indirect	—	—
Tools	(26,834)	(64,409)
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	(5,531,181)	(5,531,181)
Production Task	—	—
Labor Variance	(115,100)	(43,027)
Material Variance	70,368	217,365
Burden Variance	(247,101)	(95,862)

Total Other Indirect Costs	(6,233,827)	(6,472,528)

Total Indirect Costs	(6,471,148)	(7,100,753)

Total Cost of Sales	(12,116,210)	(18,449,241)

Gross Margin	(4,996,050)	(3,596,134)

SG&A Labor	(23,138)	(65,471)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	(2,367)	(5,536)
SG&A Labor Health Benefits	(263,218)	(276,218)
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(288,724)	(347,226)

Bonus Expense	—	—
Depreciation SG&A	(1,408)	(3,520)
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	(387)	(1,119)
Safety & Security	—	—
Computer Supplies	(105)	(311)
Telephone Expense	(1,673)	(3,349)
Telephone Expense - Mobile	(335)	(700)
Office Expense	(1,410)	(4,212)
Training SG&A	—	—
Meals & Entertainment	(39)	(181)
Dues & Subscriptions	—	—
Employee Relations	—	(48)
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	(22)	(447)
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51738

Debtor:	Noble Metal Processing - Indiana, Inc.

	Current Month	Total Since Filing
Corporate Services General	—	(8,506)
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	(59,043)	(133,875)
Other Taxes & Penalties	(298)	(314)
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	(100)	(100)
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(64,818)	(156,682)

Total SG&A	(353,542)	(503,908)

Net Operating Profit	(5,349,592)	(4,100,042)

Intercompany Interest	—	(73,657)
Interest Expense	(141)	(141)
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	(201,579)
Other Income/Expense	—	—

Total Other (Income)/Expense	(141)	(275,378)

Income before Taxes & Minority Interest	(5,349,733)	(4,375,419)

Income Taxes	1,689	(1,689)

Net Income before Minority Interest	(5,351,423)	(4,377,109)

Minority Interest	—	—

Net Income	(5,351,423)	(4,377,109)

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51738

Debtor:	Noble Metal Processing - Indiana, Inc.

	Current Month	Prior Month	At Filing
ASSETS

Cash	500	500	500
Accounts Receivable	9,092,730	4,558,182	3,375,546
Allowance For Bad Debt	(43,000)	(43,000)	(43,000)
Inventory	455,576	2,500,771	1,409,685
Inventory Dies	119,310	119,310	119,310
Inventory Prototype	5,825	5,825	5,825
Prepaid Expenses	96,750	195,333	57,110
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	9,727,692	7,336,920	4,924,976

Machinery & Equipment	2,592,864	17,953,224	17,953,224
MIS Computer Equipment	—	38,179	38,179
Building	—	—	—
Land	—	—	—
Office Equipment	—	58,853	58,853
Auto & Trucks	—	—	—
Leasehold Improvements	73,295	73,295	73,295
Production Equip In Progress	1,928,503	1,928,503	1,928,503
Accumulated Depreciation	(1,007,058)	(6,065,525)	(5,756,633)

Property, Plant & Equipment, Net	3,587,603	13,986,529	14,295,421

Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	13,315,295	21,323,450	19,220,397

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51738

Debtor:	Noble Metal Processing - Indiana, Inc.

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	758,825	315,579	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	446,469	332,827	279,255
A/P Manual - Post Petition	—	85,317	—
A/P System - Post Petition	20,745	329,999	19,215
Cont Disb General	(653,137)	(316,060)	—
Cont Disb Payroll	0	0	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	8,985,844	6,152,959	5,523,562
A/P Manual - Pre Petition	446,469	332,827	279,255
A/P System - Pre Petition	34,258	34,258	29,560
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	297,026	451,822	320,608
Accrued Other	433,214	537,791	527,557
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	10,323,245	7,924,494	6,699,757

Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	11,418,875	16,474,359	16,570,357

Total Long Term Liabilities	11,418,875	16,474,359	16,570,357

Total Liabilities	21,742,120	24,398,852	23,270,113

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(8,426,825)	(3,075,403)	(4,049,717)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(8,426,825)	(3,075,403)	(4,049,717)

Total Liabilities & Stockholders’ Equity	13,315,295	21,323,450	19,220,397

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Noble Metal Processing - Indiana, Inc
Case No:	09-51738

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance

Income Taxes Withheld:
Federal	$55,058.24	$104,194.32	$—	$147,505.96	11,746.60
State	16,506.63	24,899.91	—	32,831.71	8,574.83
Local	8,529.31	12,268.55	—	16,243.43	4,554.43

FICA Withheld:	39,723.10	56,471.90	—	74,448.12	21,746.88
	39,723.10
Employers FICA:	—	56,615.11	—	74,448.12	(17,833.01)

Unemployment Tax:					—
Federal	467.93	30.23	—	33.96	464.20
State	2,216.96	—	—	(436.31)	2,653.27

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$162,225.27	$254,480.02	$—	$345,074.99	$31,907.20

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Noble Metal Processing - Indiana, Inc
Case No:	09-51738

Age in Days:	0 - 30	30 - 60	Over 60

Post-Petition Accounts Payable	$3,193,278.55	$1,341,938.91	$353,035.00

Accounts Receivable	$4,828,541.36	$2,696,965.91	$1,567,223.01

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - Indiana, Inc.

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51738

		1	2	3	4	5	Total

A	Beginning Balance	67,774.65				—	67,774.65

B	Receipts (Attach separate schedule)	337,100.00					337,100.00

C	Balance Available (A + B)	404,874.65	—	—	—	—	404,874.65

D	Less Disbursements (Attach separate schedule)	(392,732.85)				—	(392,732.85)

E	ENDING BALANCE (C - D)	12,141.80	—	—	—	—	12,141.80

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$(392,732.85)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	Comerica Bank

	Account Number	1851849255

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Noble Metal Processing - Indiana, Inc
Case No:	09-51738

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Noble Metal Processing New York, Inc.		Case Number: 09-51741

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51741

Debtor:	Noble Metal Processing - New York, Inc.

	Current Month	Total Since Filing
Welding Sales	—	44,005
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	2,200
Packaging	—	737
Scrap Sales	—	4,921
Dimpling Oiling Other Sales	—	1,704
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	1,742
Sales Returns & Allowance	—	(26)
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	198,673

Total Sales	—	253,957

Direct Labor	—	(535)
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	(106)
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	(640)

Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	(1,343)
Material Consumption Consigned	—	—
Unreported Material Consumption	—	(86)
Physical Inventory Variance	—	—
Heat, Light & Power	—	1,850
Freight OEM	—	(4,416)
Freight Other	—	(100)
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	(196,238)

Total Other Direct Costs	—	(200,333)

Total Direct Costs	—	(200,973)

Direct Margin	—	52,983

Indirect Labor Salary	—	(2,411)
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	222
Indirect Labor Contract	—	(381)
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	(3,357)
Indirect Labor Health Benefits	—	(7,245)
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	(13,172)

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51741

Debtor:	Noble Metal Processing - New York, Inc.

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	(4,426)
Repairs & Maintenance	—	607
Building Grounds Maintenance	—	—
Shop Supplies	—	1,308
Equipment Rental Expense	—	(55)
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	(223)
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	(2,354)
Material Variance	—	120
Burden Variance	—	(17,975)

Total Other Indirect Costs	—	(22,998)

Total Indirect Costs	—	(36,170)

Total Cost of Sales	—	(237,143)

Gross Margin	—	16,813

SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—

Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	1,034
Telephone Expense	—	(912)
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	225
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	(64)
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51741

Debtor:	Noble Metal Processing - New York, Inc.

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	2,931
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	3,214

Total SG&A	—	3,214

Net Operating Profit	—	20,028

Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocaton Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—

Income before Taxes & Minority Interest	—	20,028

Income Taxes	—	—

Net Income before Minority Interest	—	20,028

Minority Interest	—	—

Net Income	—	20,028

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51741

Debtor:	Noble Metal Processing - New York, Inc.

	Current Month	Prior Month	At Filing
ASSETS

Cash	335	335	—
Accounts Receivable	(25,954)	(25,954)	342,474
Allowance For Bad Debt	—	—	—
Inventory	—	—	201,456
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	19,371	19,371	88,314
Notes Receivable	—	—	—
Deferred Tax Asset	4,429	4,429	4,429

Total Current Assets	(1,819)	(1,819)	636,672

Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—

Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	(1,819)	(1,819)	636,672

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51741

Debtor:	Noble Metal Processing - New York, Inc.

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	311	311	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	4,428
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	6,644
Cont Disb General	—	—	—
Cont Disb Payroll	(1)	(1)	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	9,088	9,088	454,583
A/P Manual - Pre Petition	—	—	4,428
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	421	421	7,841
Accrued Other	3,376	3,376	5,226
Accrued Scrap	—	—	—
Accrued Taxes	13,945	13,945	13,945
Accrued Interest	—	—	—

Total Current Liabilities	27,140	27,140	492,666

Deferred Tax Liability	(133,491)	(133,491)	(133,491)
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	1,175,176	1,175,176	1,368,168

Total Long Term Liabilities	1,041,685	1,041,685	1,234,677

Total Liabilities	1,068,825	1,068,825	1,727,344

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(1,070,644)	(1,070,644)	(1,090,671)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(1,070,644)	(1,070,644)	(1,090,671)

Total Liabilities & Stockholders’ Equity	(1,819)	(1,819)	636,672

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Noble Metal Processing - New York, Inc
Case No:	09-51741

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance

Income Taxes Withheld:
Federal	$1,466.36	$—	$—	$—	1,466.36
State	841.08	—	—	—	841.08
Local	(1.20)	—	—	—	(1.20)

FICA Withheld:	1,338.33	—	—	—	1,338.33

Employers FICA:	1,338.33	—	—	—	1,338.33

Unemployment Tax:					—
Federal	25.33	—	—	—	25.33
State	265.76	—	—	—	265.76

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$5,273.99	$—	$—	$—	$5,273.99

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Noble Metal Processing - New York, Inc.
Case No:	09-51741

Age in Days:	0 - 30	30 - 60	Over 60

Post-Petition Accounts Payable	$(58,981.95)	$—	$—

Accounts Receivable	$—	$(29,096.49)	$3,142.25

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - New York, Inc.

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51741

		1	2	3	4	5	Total
A	Beginning Balance	335.13				—	335.13

B	Receipts (Attach separate schedule)	—					—

C	Balance Available (A + B)	335.13	—	—	—	—	335.13

D	Less Disbursements (Attach separate schedule)	(311.35)				—	(311.35)

E	ENDING BALANCE (C-D)	23.78	—	—	—	—	23.78

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$(311.35)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	Comerica Bank

	Account Number	1851849347

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Noble Metal Processing - New York, Inc
Case No:	09-51741

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Noble Metal Processing Ohio, LLC		Case Number: 09-51742

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51742

Debtor:	Noble Metal Processing - Ohio, LLC

	Current Month	Total Since Filing

Welding Sales	—	53,514
Blanking	—	21,638
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	6,956
Packaging	—	1,073
Scrap Sales	—	14,750
Dimpling Oiling Other Sales	—	1,559
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	2,634
Sales Returns & Allowance	—	(0)
Contract Manufacturing Sales	—	—
Other Sales	1,000	1,000
Task Sales	—	—
Steel Sales	—	388,319

Total Sales	1,000	491,442

Direct Labor	—	(849)
Direct Labor Overtime	—	(9)
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	(423)
Direct Labor Health Benefits	—	372
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	(909)

Outside Blanking	—	(20,877)
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	(15,735)	(17,651)
Material Consumption Consigned	—	—
Unreported Material Consumption	—	855
Physical Inventory Variance	—	—
Heat, Light & Power	(3,325)	(3,393)
Freight OEM	(61)	(4,198)
Freight Other	—	(90)
Gas	—	(4,889)
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	(343,809)

Total Other Direct Costs	(19,121)	(394,051)

Total Direct Costs	(19,121)	(394,960)

Direct Margin	(18,121)	96,482

Indirect Labor Salary	(8,353)	(78,814)
Indirect Labor Overtime	—	(4)
Indirect Labor Hourly	—	4,996
Indirect Labor Contract	—	1,080
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(639)	(4,504)
Indirect Labor Health Benefits	—	(11,602)
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	213	213
Indirect Labor Gainsharing	—	—

Total Indirect Labor	(8,779)	(88,635)

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51742

Debtor:	Noble Metal Processing - Ohio, LLC

	Current Month	Total Since Filing
Depreciation	(14,734)	(36,619)
Building Rent Expense	(24,668)	(61,670)
Repairs & Maintenance	—	779
Building Grounds Maintenance	(4,243)	(6,973)
Shop Supplies	—	386
Equipment Rental Expense	(1,624)	(9,126)
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	(312)	(780)
Travel Indirect	—	—
Property Tax	(1,871)	(4,678)
Pre Employment Expense	—	—
Training Indirect	—	15
Tools	—	(113)
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	(2,303)
Material Variance	—	3
Burden Variance	—	(35,982)

Total Other Indirect Costs	(47,453)	(157,062)

Total Indirect Costs	(56,232)	(245,696)

Total Cost of Sales	(75,353)	(640,657)

Gross Margin	(74,353)	(149,215)

SG&A Labor	—	(699)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	(4,214)	(4,214)
SG&A Labor Payroll Taxes	—	(65)
SG&A Labor Health Benefits	—	(38)
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(4,214)	(5,016)

Bonus Expense	—	—
Depreciation SG&A	(368)	(898)
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	(114)
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	(709)	(2,152)
Telephone Expense - Mobile	—	(94)
Office Expense	(25)	38
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51742

Debtor:	Noble Metal Processing - Ohio, LLC

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	(2,095)	(2,095)
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(3,196)	(5,315)

Total SG&A	(7,411)	(10,331)

Net Operating Profit	(81,763)	(159,546)

Intercompany Interest	—	(2,456)
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	(6,392)
Group Allocation SG&A	—	(4,972)
Other Income/Expense	—	—

Total Other (Income)/Expense	—	(13,820)

Income before Taxes & Minority Interest	(81,763)	(173,365)

Income Taxes	—	(5,398)

Net Income before Minority Interest	(81,763)	(178,763)

Minority Interest	—	—

Net Income	(81,763)	(178,763)

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51742

Debtor:	Noble Metal Processing - Ohio, LLC

	Current Month	Prior Month	At Filing
ASSETS

Cash	283	283	—
Accounts Receivable	285,167	285,167	182,698
Allowance For Bad Debt	(11,000)	(11,000)	(11,000)
Inventory	40,355	56,089	490,186
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	314,805	330,540	661,884

Machinery & Equipment	836,319	836,319	836,319
MIS Computer Equipment	12,652	12,652	12,652
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	38,755	38,755	38,755
Production Equip In Progress	—	—	—
Accumulated Depreciation	(133,677)	(118,575)	(96,160)

Property, Plant & Equipment, Net	754,049	769,151	791,566

Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	1,068,854	1,099,690	1,453,450

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51742

Debtor:	Noble Metal Processing - Ohio, LLC

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	61,134	61,079	—
Cont Disb Payroll - Post Petition	(19,159)	(19,159)	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	35,019	35,019	35,019
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	53,785	53,785	28,243
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	3,900,673	3,874,479	4,208,354
A/P Manual - Pre Petition	35,019	35,019	35,019
A/P System - Pre Petition	—	—	15,323
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	1,087	49	(370)
Accrued Other	2,326	2,326	2,326
Accrued Scrap	—	—	—
Accrued Taxes	(1,000)	(1,000)	(1,000)
Accrued Interest	—	—	—

Total Current Liabilities	4,033,865	4,006,578	4,287,895

Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	1,176,218	1,152,579	1,128,021

Total Long Term Liabilities	1,176,218	1,152,579	1,128,021

Total Liabilities	5,210,083	5,159,156	5,415,916

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(4,141,229)	(4,059,466)	(3,962,466)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(4,141,229)	(4,059,466)	(3,962,466)

Total Liabilities & Stockholders’ Equity	1,068,854	1,099,690	1,453,450

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Noble Metal Processing - Ohio, LLC
Case No:	09-51742

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance

Income Taxes Withheld:
Federal	$3,710.92	$1,291.55	$—	$1,291.55	3,710.92
State	1,134.15	306.94	—	306.94	1,134.15
Local	683.07	167.06	—	167.06	683.07

FICA Withheld:	2,612.70	638.98	—	638.98	2,612.70

Employers FICA:	2,612.70	638.98	—	638.98	2,612.70

Unemployment Tax:					—
Federal	5.76	—	—	—	5.76
State	198.78	—	—	—	198.78

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$10,958.08	$3,043.51	$—	$3,043.51	$10,958.08

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Noble Metal Processing - Ohio, LLC
Case No:	09-51742

Age in Days:	0 - 30	30 - 60	Over 60

Post-Petition Accounts Payable	$32,358.49	$—	$—

Accounts Receivable	$—	$—	$285,167.08

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - Ohio, Inc.

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51742

		1	2	3	4	5	Total
A	Beginning Balance	—	49,946.10	—		—	49,946.10

B	Receipts (Attach separate schedule)	—	11,000.00	—			11,000.00

C	Balance Available (A + B)	—	60,946.10	—	—	—	60,946.10

D	Less Disbursements (Attach separate schedule)	—	(60,939.95)	—		—	(60,939.95)

E	ENDING BALANCE (C - D)	—	6.15	—	—	—	6.15

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$(60,939.95)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	Comerica Bank

	Account Number	1851847705

2	Depository Name & Location	Comerica Bank

	Account Number	1851847796

3	Depository Name & Location	Comerica Bank

	Account Number	1851847812

4	Depository Name & Location

	Account Number

5	Depository Name & Location

	Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING:                 June 30, 2009

Debtor:	Noble Metal Processing - Ohio, LLC
Case No:	09-51742

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: David Wright	Capacity:		Shareholder
		X	Officer
Director
Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period

Current Compensation Paid:					$3,976.70

Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$230.76

Total Benefits	$—		$—		$230.76

Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)					$1,276.48
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$1,276.48

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$5,483.94

Dated:
Principal, Officer, Director, or Insider

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Noble Metal Processing - Ohio, LLC
Case No:	09-51742

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Noble Metal Processing West Michigan, Inc.		Case Number: 09-51744

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51744

Debtor:	Noble Metal Processing - West Michigan, Inc.

	Current Month	Total Since Filing

Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	3,091,963	7,555,536
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	3,551
Scrap Income	12,320	56,084
Sales Returns & Allowance	(25,082)	(105,412)
Contract Manufacturing Sales	—	—
Other Sales	—	79,099
Task Sales	—	—
Steel Sales	790,689	2,226,909

Total Sales	3,869,890	9,815,767

Direct Labor	(521,825)	(1,262,978)
Direct Labor Overtime	(294,955)	(572,542)
Direct Contract Labor	(439)	(1,132)
Direct Labor Payroll Taxes	(111,655)	(170,969)
Direct Labor Health Benefits	—	(183,750)
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	(928,873)	(2,191,372)

Outside Blanking	(19,965)	(35,700)
Outside Contract Manufacturing	—	—
Outside Other	(8,235)	(25,865)
Material Consumption Owned	(86,076)	(183,977)
Material Consumption Consigned	—	—
Unreported Material Consumption	(23,416)	(14,275)
Physical Inventory Variance	(74,583)	(82,486)
Heat, Light & Power	(40,974)	(110,344)
Freight OEM	—	(1,899)
Freight Other	(12,190)	(51,805)
Gas	(95)	(312)
Shipping Material	(4,861)	(22,852)
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	(4,176)
Steel Cost	(1,116,644)	(3,213,438)

Total Other Direct Costs	(1,387,038)	(3,747,130)

Total Direct Costs	(2,315,911)	(5,938,502)

Direct Margin	1,553,979	3,877,266

Indirect Labor Salary	(221,737)	(521,497)
Indirect Labor Overtime	(74,722)	(159,978)
Indirect Labor Hourly	(105,548)	(433,167)
Indirect Labor Contract	(20,449)	(55,245)
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(42,956)	(101,758)
Indirect Labor Health Benefits	358	(85,885)
Indirect Labor Retirement Plan	(35,197)	(80,308)
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	(74,478)	(128,478)

Total Indirect Labor	(574,731)	(1,566,316)

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51744

Debtor:	Noble Metal Processing - West Michigan, Inc.

	Current Month	Total Since Filing
Depreciation	(219,119)	(550,231)
Building Rent Expense	(60,886)	(153,539)
Repairs & Maintenance	(23,459)	(74,366)
Building Grounds Maintenance	(6,260)	(14,678)
Shop Supplies	(134,027)	(376,305)
Equipment Rental Expense	(28,586)	(68,841)
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	(30,271)	(111,598)
Pre Employment Expense	—	(26)
Training Indirect	—	—
Tools	(1,290)	(3,278)
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	(5,721,513)	(5,721,513)
Production Task	—	—
Labor Variance	(71,249)	(34,820)
Material Variance	(70,232)	(107,142)
Burden Variance	(132,946)	(74,530)

Total Other Indirect Costs	(6,499,838)	(7,290,867)

Total Indirect Costs	(7,074,569)	(8,857,183)

Total Cost of Sales	(9,390,480)	(14,795,684)

Gross Margin	(5,520,591)	(4,979,917)

SG&A Labor	(7,803)	(17,874)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	(443)	(1,804)
SG&A Labor Health Benefits	—	(906)
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(8,246)	(20,583)

Bonus Expense	—	—
Depreciation SG&A	(1,384)	(3,459)
Amortization	—	(80,611)
Research & Development SGA	—	—
Travel SG&A	(4,508)	(9,217)
Safety & Security	—	(906)
Computer Supplies	65	65
Telephone Expense	(6,936)	(16,214)
Telephone Expense - Mobile	(1,840)	(3,932)
Office Expense	(2,352)	(5,354)
Training SG&A	—	(23)
Meals & Entertainment	(329)	(749)
Dues & Subscriptions	(225)	(393)
Employee Relations	—	(20)
Internal Meals	—	(52)
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	(125)	(7,331)
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51744

Debtor:	Noble Metal Processing - West Michigan, Inc.

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	30	48
Business Insurance	—	—
Club Dues	—	—
Commission Expense	(2,265)	(2,265)
Other Taxes & Penalties	(625)	(762)
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	3,040	30,602
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(17,454)	(100,573)

Total SG&A	(25,701)	(121,157)

Net Operating Profit	(5,546,291)	(5,101,074)

Intercompany Interest	—	(115,616)
Interest Expense	(7)	(7)
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	(151,210)
Other Income/Expense	—	—

Total Other (Income)/Expense	(7)	(266,833)

Income before Taxes & Minority Interest	(5,546,298)	(5,367,906)

Income Taxes	—	18

Net Income before Minority Interest	(5,546,298)	(5,367,889)

Minority Interest	—	—

Net Income	(5,546,298)	(5,367,889)

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51744

Debtor:	Noble Metal Processing - West Michigan, Inc.

	Current Month	Prior Month	At Filing
ASSETS

Cash	100,121	600	166
Accounts Receivable	5,448,376	3,325,403	4,231,319
Allowance For Bad Debt	(68,397)	(71,437)	(100,457)
Inventory	585,873	1,651,052	1,722,707
Inventory Dies	15,570	15,570	15,570
Inventory Prototype	—	—	—
Prepaid Expenses	1,521,563	40,808	(1,135,505)
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	7,603,107	4,961,997	4,733,801

Machinery & Equipment	6,023,353	17,370,322	17,370,322
MIS Computer Equipment	—	35,217	35,217
Building	—	1,547,152	1,550,802
Land	—	4,198	4,198
Office Equipment	28,828	47,805	47,805
Auto & Trucks	—	67,205	67,205
Leasehold Improvements	—	—	—
Production Equip In Progress	—	(99)	1,995
Accumulated Depreciation	(2,315,186)	(5,791,949)	(5,458,762)

Property, Plant & Equipment, Net	3,736,995	13,279,851	13,618,782

Investments	—	—	—
Other Intangible, Net	20,670,762	20,670,762	20,751,373
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	21,005	21,005	21,005
Assets Held For Sale	—	—	—

Total Other Assets	20,691,767	20,691,767	20,772,378

Total Assets	32,031,869	38,933,615	39,124,961

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51744

Debtor:	Noble Metal Processing - West Michigan, Inc.

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	(2,665)	3,912	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	49,143	52,464	57,509
A/P Manual - Post Petition	37,270	70,458	—
A/P System - Post Petition	108,399	209,724	—
Cont Disb General	11,319	11,319	11,319
Cont Disb Payroll	(61,458)	(9,928)	(228,093)
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	5,091,786	4,856,437	4,661,856
A/P Manual - Pre Petition	49,143	52,464	57,509
A/P System - Pre Petition	8,449	26,428	478,896
A/P Freight	—	—	—
Accrued Bonus	—	67,614	13,614
Accrued Benefits & Payroll	56,284	545,865	571,807
Accrued Other	70,437	46,564	18,257
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	5,368,964	5,880,856	5,585,164

Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	3,973,603	3,973,603	3,973,603
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	90,483,958	91,327,513	91,992,960

Total Long Term Liabilities	94,457,561	95,301,116	95,966,563

Total Liabilities	99,826,525	101,181,973	101,551,728

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(67,794,656)	(62,248,358)	(62,426,767)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(67,794,656)	(62,248,358)	(62,426,767)

Total Liabilities & Stockholders’ Equity	32,031,869	38,933,615	39,124,960

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Noble Metal Processing - West Michigan, Inc
Case No:	09-51744

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance

Income Taxes Withheld:
Federal	$72,410.78	$127,543.23	$60,386.50	$148,683.05	111,657.46
State	30,924.30	45,563.46	13,093.05	58,648.82	30,931.99
Local	58.59	69.44		78.63	49.40

FICA Withheld:	62,066.54	91,155.28	24,127.93	117,967.97	59,381.78

Employers FICA:	62,066.54	102,972.38	26,852.53	117,967.97	73,923.48

Unemployment Tax:					—
Federal	1,367.80	741.82	138.19	772.03	1,475.78
State	23,158.54	—		12,788.04	10,370.50

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$252,053.09	$368,045.61	$124,598.20	$456,906.51	$287,790.39

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Noble Metal Processing - West Michigan, Inc.
Case No:	09-51744

Age in Days:	0 - 30	30 - 60	Over 60

Post-Petition Accounts Payable	$389,751.34	$101,496.01	$20,440.00

Accounts Receivable	$2,950,895.08	$692,170.85	$483,352.35

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - West Michigan, Inc.

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51744

		1	2	3	4	5	Total
A	Beginning Balance	9,544.53	156,972.82	—	6,011.59	—	172,528.94

B	Receipts (Attach separate schedule)	59,900.00	460,200.00	—	1,315,594.48	—	1,835,694.48

C	Balance Available (A + B)	69,444.53	617,172.82	—	1,321,606.07	—	2,008,223.42

D	Less Disbursements (Attach separate schedule)	(63,272.34)	(600,177.84)	—	(1,217,020.82)	—	(1,880,471.00)

E	ENDING BALANCE (C - D)	6,172.19	16,994.98	—	104,585.25	—	127,752.42

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$(689,003.00)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	Comerica Bank

	Account Number	1852383213

2	Depository Name & Location	Comerica Bank

	Account Number	1852382868

3	Depository Name & Location	Comerica Bank

	Account Number	1851268266

4	Depository Name & Location	Comerica Bank

	Account Number	1850665728

5	Depository Name & Location	Comerica Bank

	Account Number	1851268258

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - West Michigan, Inc.

PERIOD ENDING: June 30, 2009

Disbursement Detail:	Case No: 09-51744

Date	Payee	Amount
06/29/09	Emhart Teknologies	24,705.00

		24,705.00

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Noble Metal Processing - West Michigan, Inc.
Case No:	09-51744

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Noble Swiss Holdings, LLC		Case Number: 09-51745

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51745

Debtor:	Noble Swiss Holdings, LLC

	Current Month	Total Since Filing

Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—

Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—

Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—

Total Direct Costs	—	—

Direct Margin	—	—

Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51745

Debtor:	Noble Swiss Holdings, LLC

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	(0)
Burden Variance	—	—

Total Other Indirect Costs	—	(0)

Total Indirect Costs	—	(0)

Total Cost of Sales	—	(0)

Gross Margin	—	(0)

SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—

Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51745

Debtor:	Noble Swiss Holdings, LLC

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—

Total SG&A	—	—

Net Operating Profit	—	(0)

Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—

Income before Taxes & Minority Interest	—	(0)

Income Taxes	—	—

Net Income before Minority Interest	—	(0)

Minority Interest	—	—

Net Income	—	(0)

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51745

Debtor:	Noble Swiss Holdings, LLC

	Current Month	Prior Month	At Filing
ASSETS

Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—

Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—

Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51745

Debtor:	Noble Swiss Holdings, LLC

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	-	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—

Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	—	39	39

Total Long Term Liabilities	—	39	39

Total Liabilities	—	39	39

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	—	(39)	(39)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	—	(39)	(39)

Total Liabilities & Stockholders’ Equity	—	(0)	(0)

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Noble Swiss Holdings, LLC
Case No:	09-51745

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance

Income Taxes Withheld:
Federal	$—	$—	$—	$—	—
State	—	—	—	—	—
Local	—	—	—	—	—

FICA Withheld:	—	—	—	—	—

Employers FICA:	—	—	—	—	—

Unemployment Tax:					—
Federal	—	—	—	—	—
State	—	—	—	—	—

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Noble Swiss Holdings, LLC
Case No:	09-51745

Age in Days:	0 - 30	30 - 60	Over 60

Post-Petition Accounts Payable	$—	$—	$—

Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble Swiss Holdings, LLC

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51745

		1		2	3	4	5	Total
A	Beginning Balance						—	—

B	Receipts (Attach separate schedule)							—

C	Balance Available (A + B)		—	—	—	—	—	—

D	Less Disbursements (Attach separate schedule)						—	—

E	ENDING BALANCE (C - D)		—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

$

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location

Account Number

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Noble Swiss Holdings, LLC
Case No:	09-51745

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Noble TSA, LLC		Case Number: 09-51746

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51746

Debtor:	Noble TSA, LLC

	Current Month	Total Since Filing

Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—

Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—

Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—

Total Direct Costs	—	—

Direct Margin	—	—

Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51746

Debtor:	Noble TSA, LLC

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	(0)
Burden Variance	—	—

Total Other Indirect Costs	—	(0)

Total Indirect Costs	—	(0)

Total Cost of Sales	—	(0)

Gross Margin	—	(0)

SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—

Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense – Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51746

Debtor:	Noble TSA, LLC

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense – Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—

Total SG&A	—	—

Net Operating Profit	—	(0)

Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocaton Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—

Income before Taxes & Minority Interest	—	(0)

Income Taxes	—	—

Net Income before Minority Interest	—	(0)

Minority Interest	—	—

Net Income	—	(0)

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51746

Debtor:	Noble TSA, LLC

	Current Month	Prior Month	At Filing
ASSETS

Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—

Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—

Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51746

Debtor:	Noble TSA, LLC

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—

Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	—	39	39

Total Long Term Liabilities	—	39	39

Total Liabilities	—	39	39

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	—	(39)	(39)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	—	(39)	(39)

Total Liabilities & Stockholders’ Equity	—	(0)	(0)

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Noble TSA, LLC
Case No:	09-51746

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance

Income Taxes Withheld:
Federal	$—	$—	$—	$—	—
State	—	—	—	—	—
Local	—	—	—	—	—

FICA Withheld:	—	—	—	—	—

Employers FICA:	—	—	—	—	—

Unemployment Tax:					—
Federal	—	—	—	—	—
State	—	—	—	—	—

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Noble TSA, LLC
Case No:	09-51746

Age in Days:	0 - 30	30 - 60	Over 60

Post-Petition Accounts Payable	$—	$—	$—

Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble TSA, LLC

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51746

		1		2	3	4	5	Total
A	Beginning Balance						—	—

B	Receipts (Attach separate schedule)							—

C	Balance Available (A + B)		—	—	—	—	—	—

D	Less Disbursements (Attach separate schedule)						—	—

E	ENDING BALANCE (C - D)		—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

$

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location

Account Number

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Noble TSA, LLC
Case No:	09-51746

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Noble Tube Technologies, LLC		Case Number: 09-51748

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51748

Debtor:	Noble Tube Technologies, LLC

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—

Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—

Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—

Total Direct Costs	—	—

Direct Margin	—	—

Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51748

Debtor:	Noble Tube Technologies, LLC

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	(0)
Burden Variance	—	—

Total Other Indirect Costs	—	(0)

Total Indirect Costs	—	(0)

Total Cost of Sales	—	(0)

Gross Margin	—	(0)

SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—

Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense—Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51748

Debtor:	Noble Tube Technologies, LLC

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—

Total SG&A	—	—

Net Operating Profit	—	(0)

Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain/Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—

Income before Taxes & Minority Interest	—	(0)

Income Taxes	—	—

Net Income before Minority Interest	—	(0)

Minority Interest	—	—

Net Income	—	(0)

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51748

Debtor:	Noble Tube Technologies, LLC

	Current Month	Prior Month	At Filing
ASSETS

Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—

Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—

Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51748

Debtor:	Noble Tube Technologies, LLC

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—

Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	—	39	39

Total Long Term Liabilities	—	39	39

Total Liabilities	—	39	39

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	—	(39)	(39)
Dividends	—	—	—
Minority Interest Equity	—	—	—
Total Stockholders’ Equity	—	(39)	(39)

Total Liabilities & Stockholders’ Equity	—	(0)	(0)

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Noble Tube Technologies, LLC
Case No:	09-51748

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance

Income Taxes Withheld:
Federal	$—	$—	$—	$—	—
State	—	—	—	—	—
Local	—	—	—	—	—

FICA Withheld:	—	—	—	—	—

Employers FICA:	—	—	—	—	—

Unemployment Tax:					—
Federal	—	—	—	—	—
State	—	—	—	—	—

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Noble Tube Technologies, LLC
Case No:	09-51748

Age in Days:	0 – 30	30 - 60	Over 60

Post-Petition Accounts Payable	$—	$—	$—

Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble Tube Technologies, LLC

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51748

		1	2	3	4	5	Total
A	Beginning Balance					—	—

B	Receipts (Attach separate schedule)						—

C	Balance Available (A + B)	—	—	—	—	—	—

D	Less Disbursements (Attach separate schedule)					—	—

E	ENDING BALANCE (C - D)	—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

$

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location

Account Number

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Noble Tube Technologies, LLC
Case No:	09-51748

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)		Case Number: 09-51751

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51751

Debtor:	Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

	Current Month	Total Since Filing

Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—

Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—

Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—

Total Direct Costs	—	—

Direct Margin	—	—

Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51751

Debtor:	Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

	Current Month	Total Since Filing
Depreciation	(37,482)	(93,705)
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	67,251
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	(37,482)	(26,454)

Total Indirect Costs	(37,482)	(26,454)

Total Cost of Sales	(37,482)	(26,454)

Gross Margin	(37,482)	(26,454)

SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—

Bonus Expense	—	—
Depreciation SG&A	(146)	(364)
Amortization	(17,275)	(43,188)
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51751

Debtor:	Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(17,421)	(43,551)

Total SG&A	(17,421)	(43,551)

Net Operating Profit	(54,902)	(70,005)

Intercompany Interest	—	(160,072)
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	(160,072)

Income before Taxes & Minority Interest	(54,902)	(230,078)

Income Taxes	—	—

Net Income before Minority Interest	(54,902)	(230,078)

Minority Interest	—	—

Net Income	(54,902)	(230,078)

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51751

Debtor:	Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

	Current Month	Prior Month	At Filing
ASSETS

Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	0	0	0
Notes Receivable	—	—	—
Deferred Tax Asset	(1)	(1)	(1)

Total Current Assets	(1)	(1)	(1)

Machinery & Equipment	3,148,481	3,148,481	3,148,481
MIS Computer Equipment	16,750	16,750	16,750
Building	—	—	—
Land	—	—	—
Office Equipment	12,225	12,225	12,225
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	(2,481,348)	(2,443,721)	(2,387,279)

Property, Plant & Equipment, Net	696,108	733,735	790,177

Investments	—	—	—
Other Intangible, Net	985,250	1,002,525	1,028,438
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	985,250	1,002,525	1,028,438

Total Assets	1,681,357	1,736,260	1,818,614

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51751

Debtor:	Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—

Deferred Tax Liability	(428)	(428)	(428)
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	(1,053,585)	(1,053,585)	(1,053,585)
Intercompany Non Cash	13,195,938	13,195,938	13,103,117

Total Long Term Liabilities	12,141,925	12,141,925	12,049,104

Total Liabilities	12,141,925	12,141,925	12,049,104

Accumulated Other Comprehensive Income	—	—	—
Common Stock	1	1	1
APIC	1,640,530	1,640,530	1,640,530
Retained Earnings	(12,101,099)	(12,046,197)	(11,871,022)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(10,460,568)	(10,405,666)	(10,230,491)

Total Liabilities & Stockholders’ Equity	1,681,357	1,736,260	1,818,614

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Prototech Laser Welding, Inc (d/b/a LWI Laser Welding international)
Case No:	09-51751

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance

Income Taxes Withheld:
Federal	$—	$—	$—	$—	—
State	—	—	—	—	—
Local	—	—	—	—	—

FICA Withheld:	—	—	—	—	—

Employers FICA:	—	—	—	—	—

Unemployment Tax:					—
Federal	—	—	—	—	—
State	—	—	—	—	—

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Prototech Laser Welding, Inc (d/b/a LWI Laser Welding International)
Case No:	09-51751

Age in Days:	0 - 30	30 - 60	Over 60

Post-Petition Accounts Payable	$—	$—	$—

Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51751

		1	2	3	4	5	Total
A	Beginning Balance					—	—

B	Receipts (Attach separate schedule)						—

C	Balance Available (A + B)	—	—	—	—	—	—

D	Less Disbursements (Attach separate schedule)					—	—

E	ENDING BALANCE (C - D)	—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

$

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location

Account Number

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Prototech Laser Welding, Inc (d/b/a LWI Laser Welding International)
Case No:	09-51751

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED JUNE 30, 2009

In re:

Tailor Steel America, LLC		Case Number: 09-51752

As debtor in possession, I affirm:		Chapter 11

1.	That I have reviewed the financial statements attached hereto, consisting of:	Judge: Marci B. Melvor

x	Operating Statement	(Form 2)

x	Balance Sheet	(Form 3)

x	Summary of Operations	(Form 4)

x	Monthly Cash Statement	(Form 5)

x	Statement of Compensation	(Form 6)

x	Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.	That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

(If not, attach a written explanation)	YES x NO

3.	That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current.

(If not, attach a written explanation)	YES x NO

4.	No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

(If not, attach a written explanation)	YES x NO

5.	All United States Trustee Quarterly fees have been paid and are current.

YES x NO

6.	Have you filed your pre-petition tax returns.

(If not, attach a written explanation)	YES NO x

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated:	Debtor in Possession

	Chief Financial Officer	(248) 519-0700
	Title	Phone

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51752

Debtor:	Tailor Steel America, LLC

	Current Month	Total Since Filing

Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—

Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	(2,126)
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	(2,126)

Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	(4,144)
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	(4,144)

Total Direct Costs	—	(6,270)

Direct Margin	—	(6,270)

Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51752

Debtor:	Tailor Steel America, LLC

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	(847)
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	(48,000)
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	—	(48,847)

Total Indirect Costs	—	(48,847)

Total Cost of Sales	—	(55,117)

Gross Margin	—	(55,117)

SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—

Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	(46)
Telephone Expense – Mobile	—	—
Office Expense	—	(357)
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	June 30, 2009

Case Number:	09-51752

Debtor:	Tailor Steel America, LLC

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	(403)

Total SG&A	—	(403)

Net Operating Profit	—	(55,520)

Intercompany Interest	—	(160,736)
Interest Expense	—	(4,726)
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	(165,462)

Income before Taxes & Minority Interest	—	(220,982)

Income Taxes	—	—

Net Income before Minority Interest	—	(220,982)

Minority Interest	—	—

Net Income	—	(220,982)

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51752

Debtor:	Tailor Steel America, LLC

	Current Month	Prior Month	At Filing
ASSETS

Cash	186	186	186
Accounts Receivable	196,453	196,453	196,453
Allowance For Bad Debt	(50,000)	(50,000)	(50,000)
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	2,635	2,635	(0)
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	149,273	149,273	146,638

Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—

Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	1,325,000	1,325,000	1,325,000

Total Other Assets	1,325,000	1,325,000	1,325,000

Total Assets	1,474,273	1,474,273	1,471,638

BALANCE SHEET

Period Ending:	June 30, 2009

Case Number:	09-51752

Debtor:	Tailor Steel America, LLC

	Current Month	Prior Month	At Filing
LIABILITIES

Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	(19,651)	(19,651)	18,225
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	(19,651)	(19,651)	18,225
A/P System - Pre Petition	44,111	44,111	44,111
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	198,479	198,479	150,479
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	222,939	222,939	212,815

Deferred Tax Liability	—	—	—
Capital Lease	1,987,815	1,987,815	2,020,965
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	7,820,545	7,820,545	7,573,901

Total Long Term Liabilities	9,808,360	9,808,360	9,594,866

Total Liabilities	10,031,298	10,031,298	9,807,681

Accumulated Other Comprehensive Income	—	—	—
Common Stock	8,150,000	8,150,000	8,150,000
APIC	—	—	—
Retained Earnings	(16,707,025)	(16,707,025)	(16,486,043)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(8,557,025)	(8,557,025)	(8,336,043)

Total Liabilities & Stockholders’ Equity	1,474,273	1,474,273	1,471,638

SUMMARY OF OPERATIONS

For the Period: June 30, 2009

Schedule of Post Petition Taxes Payable

Debtor:	Tailor Steel America, LLC
Case No:	09-51752

	Beginning Balance	Withheld	Accrued	Payments/ Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	—
State	—	—	—	—	—
Local	—	—	—	—	—

FICA Withheld:	—	—	—	—	—

Employers FICA:	—	—	—	—	—

Unemployment Tax:					—
Federal	—	—	—	—	—
State	—	—	—	—	—

Sales, Use & Excise Taxes:	—	—	—	—	—

Property Taxes:	—	—	—	—	—

Other:	—	—	—	—	—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

Aging of Accounts Receivable & Post-Petition Accounts Payable

PERIOD ENDING: June 30, 2009

Debtor:	Tailor Steel America, LLC
Case No:	09-51752

Age in Days:	0 - 30	30 - 60	Over 60

Post-Petition Accounts Payable	$—	$—	$—

Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Tailor Steel America, LLC

PERIOD ENDING: June 30, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51752

		1	2	3	4	5	Total
A	Beginning Balance	(16.50)				—	(16.50)

B	Receipts (Attach separate schedule)	0.53					0.53

C	Balance Available (A + B)	(15.97)	—	—	—	—	(15.97)

D	Less Disbursements (Attach separate schedule)	(91.87)				—	(91.87)

E	ENDING BALANCE (C - D)	(107.84)	—	—	—	—	(107.84)

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$(91.87)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1	Depository Name & Location	National City

	Account Number	644907353

2	Depository Name & Location

Account Number

3	Depository Name & Location

Account Number

4	Depository Name & Location

Account Number

5	Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: June 30, 2009

Debtor:	Tailor Steel America, LLC
Case No:	09-51752

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10